Key management personnel	6 Months Ended
Jun. 30, 2022
Share Option and Warrant Reserves
Key management personnel
Note 11: Key management personnel

Key management personnel include Fury Gold’s board of directors and certain executive officers of the Company, including the CEO and Chief Financial Officer (“CFO”).

On April 1, 2022, the Company entered into a shared services agreement with UMS, in which the Company holds a 25% interest (note 6). Under the shared services agreement, the Company’s CFO, Senior Vice President, Exploration (“SVP, Exploration”), and CGO terminated their direct employment status with the Company, became employed by UMS and then entered into secondment employment arrangements between the Company and UMS.

The remuneration of the Company’s key management personnel was as follows:

	Three months ended June 30		Six months ended June 30
	2022	2021(b)	2022	2021(b)
Short-term benefits provided to executives(a)	$545	$231	$777	$548
Directors’ fees paid to non-executive directors	53	55	100	107
Share-based payments	430	391	743	1,054
Total	$1,028	$677	$1,620	$1,709

(a) Short-term employee benefits include salaries, bonuses payable within twelve months of the date of the condensed interim consolidated statements of financial position, and other annual employee benefits.

(b) As a result of the acquisition of Eastmain and the formation of a new board of directors and management team, certain former key management personnel of the Company were provided with transition contracts to support the formation of Fury Gold until April 2021. For the three and six months ended June 30, 2021, $9 and $96 of short-term benefits, respectively, and $nil and $54 of share-based payment expense were recognized in the condensed interim consolidated statements of (earnings) loss and comprehensive (income) loss in respect of these transition arrangements.